Vanguard Variable Insurance Fund Small Company Growth Portfolio

Supplement to the Prospectus and Summary Prospectus Dated September 30, 2013

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisors”:

Portfolio Managers

Gary C. Hatton, CFA, co-Founder and Chief Investment Officer of Granahan. He has co-managed a portion of the Portfolio since its inception in 1996.

Jane M. White, co-Founder, President, and Chief Executive Officer of Granahan. She has co-managed a portion of the Portfolio since its inception in 1996.

Jennifer M. Pawloski, Vice President of Granahan. She has co-managed a portion of the Portfolio since January 2014.

John V. Schneider, CFA, Vice President of Granahan. He has co-managed a portion of the Portfolio since January 2014.

Michael R. Roach, CFA, Portfolio Manager at Vanguard. He has co-managed a portion of the Portfolio since 2012.

James P. Stetler, Principal of Vanguard. He has managed a portion of the Portfolio since 2008 (co-managed since 2012).

James D. Troyer, CFA, Principal of Vanguard. He has co-managed a portion of the Portfolio since 2012.

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Prospectus Text Changes

The following replaces similar text for the managers primarily responsible for overseeing the day-to-day management of the Granahan portion of the Small Company Growth Portfolio under the heading Investment Advisors:

Gary C. Hatton, CFA, co-Founder and Chief Investment Officer of Granahan. He has worked in investment management since 1982, has been with Granahan since 1985, and has co-managed a portion of the Portfolio since its inception in 1996. Education: B.S., University of Rhode Island; M.S., University of Wisconsin.

Jane M. White, co-Founder, President, and Chief Executive Officer of Granahan. She has worked in investment management since 1980, has been with Granahan since 1985, and has co-managed a portion of the Portfolio since its inception in 1996. Education: B.A., Boston University.

Jennifer M. Pawloski, Vice President of Granahan. She has worked in investment management since 1993, has been with Granahan since 2007, has managed investment portfolios since 2008, and has co-managed a portion of the Portfolio since January 2014. Education: B.S., Bentley College.

John V. Schneider, CFA, Vice President of Granahan. He has worked in investment management since 2000, has been with Granahan since 2006, has managed investment portfolios since 2007, and has co-managed a portion of the Portfolio since January 2014. Education: A.B., Dartmouth College.

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© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 161 012014

Vanguard Variable Insurance Funds

Supplement to the Statement of Additional Information Dated September 30, 2013

Change to Vanguard Variable Insurance Fund Small Company Growth Portfolio

All references to John J. Granahan and Robert F. Granahan in the Investment Advisory Services section are removed.

The following replaces similar text under “1. Other Accounts Managed” on page B-59:

Gary C. Hatton, Jane M. White, Jennifer M. Pawloski, and John V. Schneider co-manage a portion of the Small-Company Growth Portfolio; as of October 31, 2013, the Portfolio held assets of $1.3 billion. As of October 31, 2013, Mr. Hatton, Ms. White, Ms. Pawloski, and Mr. Schneider also co-managed two other registered investment companies with total assets of $1.2 billion (advisory fee based on account performance for one of these accounts with total assets of $869.6 million), and Mr. Hatton also managed two other pooled investment vehicles with total assets of $107.9 million (advisory fees not based on account performance).

The following replaces similar text under “3. Description of Compensation” beginning on page B-59:

The Granahan Portfolio is managed by the portfolio management team of Gary C. Hatton, Jane M. White, Jennifer M. Pawloski, and John V. Schneider. The portfolio managers’ compensation is made up of a base salary plus a performance bonus. Base salary for portfolio managers varies depending on qualitative and quantitative factors such as salary levels in the industry, experience, length of employment, and the nature and number of other duties for which he or she has responsibility. The performance bonus is based on a number of factors including the one- and three-year returns, before management fees and taxes, of each account managed relative to its benchmark (the Russell 2500 Growth Index through September 30, 2013, and the Russell 2000 Growth Index thereafter, for the Granahan Portfolio); the one- and three-year returns, before management fees and taxes, of each account managed relative to the benchmark sector for which that manager has responsibility; and the value of the assets managed by that manager. Additionally, members of the portfolio management team receive a share of Granahan profits either in the form of dividends for shareholders or via the company’s profit sharing program for non shareholders.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 064C 012014